THE STRIDE RITE CORPORATION

                FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 29, 1996

                                  Addendum 10(vi)


        Robert C. Siegel                        October 21, 1993

        John M. Kelliher                        January 29, 1990

        Karen K. Crider                         October 1, 1992

        Robert B. Moore, Jr.                    October 5, 1992

        Dennis Garro                            March 21, 1994

        Gerrald B. Silverman                    March 21, 1994

        C. Madison Riley III                    February 10, 1995

        Diane M. Sullivan                       April 24, 1995

        Joanna M. Jacobson                      April 18, 1996

        John R. Ranelli                         September 1, 1996










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